UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 14th day of June, 2018

APT SYSTEMS, INC.

(Exact of registrant as specified in its charter)

DELAWARE	333-181597	99-0370904
State or other jurisdiction of incorporation	SEC File Number	IRS Employer Identification No.

505 Montgomery Street, 11th Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

8.01 Other Events

On June 8, 2018, the Registrant entered into a six month consulting agreement with Regal Consulting LLC, organized under the laws of Delaware, for corporate communications services aiding the Company to introduce planned and varied fintech platforms. Compensation to Regal includes payment of its fee of $150,000 with 15,000,000 restricted common shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2018

/s/ Glenda Dowie

By: Glenda Dowie,

CEO, President and Director

/s/ Carl Hussey

By: Carl Hussey,

CFO, Treasurer, and Director